UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2015, the Compensation Committee of our Board of Directors (the “Compensation Committee”) made its determinations with respect to the amount of the awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period.

Annual Incentive Program for 2014 Corporate Performance Period

As indicated in footnote (1) to the table set forth under the caption “Annual Incentive Program for 2014 Performance Period” in Amendment No. 1 to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2015 (“Form 10-K/A”), awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period (other than with respect to Mr. Brian Sprague) were omitted from this table because the amount of such awards had not been determined at the time of the filing of the Form 10-K/A. Pursuant to Item 5.02(f) of Form 8-K, the amount of the awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period are included in the updated table set forth below:

	Total Bonus Targets		2014 Bonuses
Executive Officer	% Base Salary	$ Target	Corporate Targets	Individual Performance
Kishore Seendripu, Ph.D.	100%	$400,000	$248,748	$39,328
Adam C. Spice	55%	159,500	99,946	23,703
Brian J. Sprague	50%	132,500	81,845	14,203
Curtis Ling, Ph.D.	45%	114,750	71,812	11,354
Madhukar Reddy, Ph.D.	45%	114,750	71,812	12,489
Michael J. LaChance.	45%	110,250	61,306	10,662

Summary Compensation Table

As indicated in footnote (1) to the Summary Compensation Table contained in the Form 10-K/A, awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period (other than with respect to Mr. Brian Sprague) were omitted from the Summary Compensation Table for the fiscal year ended December 31, 2014 because the amount of such awards had not been determined at the time of the filing of the Form 10-K/A. We reported all other compensation for our named executive officers for the fiscal year 2014 in the Summary Compensation Table on page 14 of the Form 10-K/A. Pursuant to Item 5.02(f) of Form 8-K, the amount of the awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period and the new total compensation amount, as applicable, are included in the updated Summary Compensation Table set forth below:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)(3)	Option Award ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)

Kishore Seendripu, Ph.D. Chairman, President and Chief Executive Officer (Principal Executive Officer)	2014 2013 2012	393,278 366,923 350,000	— — —	1,113,072 1,010,258 865,068	424,806 603,898 451,860	— — —	14,371 17,323 13,013	1,945,527 1,998,402 1,679,941

Adam C. Spice Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	2014 2013 2012	287,305 277,596 271,667	— — —	437,275 424,511 782,508	161,494 255,021 330,394	— — —	14,181 17,354 12,919	900,255 974,482 1,397,488

Brian J. Sprague Former Vice President and General Manager, Broadband and Consumer Products	2014 2013 2012	258,228 250,038 236,667	— — —	261,357 377,586 315,396	134,577 230,579 180,744	96,048 — —	98,646 17,494 13,168	848,856 875,697 745,975

Madhukar Reddy, Ph.D. Vice President, Central Engineering	2014 2013 2012	252,305 242,731 235,000	— — —	345,658 313,221 570,581	134,577 194,301 311,324	— — —	14,117 17,175 12,875	746,657 767,428 1,129,780

Curtis Ling, Ph.D. Chief Technical Officer and Director	2014 2013 2012	252,305 242,731 231,667	— — —	344,523 307,274 597,396	134,577 194,301 441,904	— — —	5,233 5,434 4,276	736,638 749,740 1,275,243

Michael J. LaChance. (7) Vice President, Operations	2014	242,316	—	267,986	100,930	—	14,284	625,516

(1)	Includes for 2014 the issuance of shares of our Class A common stock for the 2014 corporate performance period under our Executive Incentive Bonus Plan. Individual awards, valued in accordance with Accounting Standards Codification Topic 718 (ASC 718), will be made in May 2015 in the following amounts: Dr. Seendripu, $288,076; Mr. Spice, $123,649; Dr. Reddy, $84,301; Dr. Ling, $83,166; and Mr. LaChance, $71,968. Mr. Sprague, who resigned in December 2014, was previously paid in cash (see footnote 5 below). Includes for 2013 the issuance of shares of our Class A common stock for the 2013 corporate performance period under our Executive Incentive Bonus Plan. Individual awards, valued in accordance with ASC 718, were made on May 9, 2014 in the following amounts: Dr. Seendripu, $407,175; Mr. Spice, $169,833; Mr. Sprague, $147,323; Dr. Reddy, $119,181; and Dr. Ling, $113,234. Includes for 2012 the issuance of shares of our Class A common stock for the 2012 corporate performance period under our Executive Incentive Bonus Plan, valued in accordance with ASC 718. Awards were made on May 3, 2013 in the following amounts: Dr. Seendripu, $384,068; Mr. Spice, $177,889; Mr. Sprague, $122,996; Dr. Reddy, $122,996; and Dr. Ling, $122,996.
(2)	Includes for 2014 grants of restricted stock units (RSUs) in the following amounts: Dr. Seendripu, $824,996; Mr. Spice, $313,626; Mr. Sprague, $261,357; Dr. Reddy, $261,357; Dr. Ling, $261,357; and Mr. LaChance, $196,018. Includes for 2013 grants of RSUs in the following amounts: Dr. Seendripu, $603,083; Mr. Spice, $254,678; Mr. Sprague, $230,263; Dr. Reddy, $194,040; and Dr. Ling, $194,040. Includes for 2012 grants of RSUs in the following amounts: Dr. Seendripu, $481,000; Mr. Spice, $353,300 Mr. Sprague, $192,400; Dr. Reddy, $333,400; and Dr. Ling, $474,400. The dollar value of the RSUs shown represents the aggregate grant date fair value computed pursuant to ASC 718 and attributable to RSU awards granted to these individuals during the periods indicated. These grant date fair values have been determined based on the assumptions described under Note 7, Stock-Based Compensation Expense in the notes to our consolidated financial statements included in our Annual Report on Form 10-K. As these values reflect the aggregate grant date fair value in accordance with ASC 718, they do not necessarily correspond to the actual value, if any, that may be realized by the named executive officers. The actual value that may be realized is also subject to time-based vesting restrictions that require the named executive officer to continue to provide services to us.
(3)	With respect to Mr. Spice and Dr. Reddy, the Stock Awards column for 2012 includes the aggregate incremental grant date fair value, calculated in accordance with ASC 718, for RSUs awarded to Mr. Spice and Dr. Reddy under the stock option-for-RSU exchange program that we implemented following stockholder approval in 2012. We will recognize such grant date fair value ratably over the vesting period of the RSUs owned in connection with the exchange. In connection with the exchange program, Mr. Spice exchanged options to acquire 275,000 and 30,000 shares, respectively, of our Class A common stock at exercise prices of $11.36 and $9.10, respectively, for RSUs with respect to 152,500 shares Class A common stock. Dr. Reddy exchanged an option to acquire 80,728 shares of Class B common stock at an exercise price of $7.45 per share for RSU’s with respect to 40,364 shares of Class A common stock and an option to acquire 36,000 shares of Class A common stock at an exercise price of $9.10 per share of RSUs with respect to 18,000 shares of Class A common stock. The aggregate incremental value of the RSUs relative to the stock options was $251,319 for Mr. Spice and $114,185 for Dr. Reddy.
(4)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts represent the aggregate grant date fair value related to stock option awards granted in the year indicated pursuant to ASC 718. For a discussion of the valuation assumptions, see Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K. The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting and the executive’s decisions with respect to the exercise of the option. Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.

(5)	On March 10, 2015, our compensation committee approved a cash bonus payment under our Equity Incentive Bonus Plan for the 2014 corporate performance period of $96,048 to Mr. Sprague.
(6)	Represents employer funded amounts for group term life insurance and medical and dental insurance premiums. With respect to Mr. Sprague, also represents amounts to which he was entitled under our form of severance agreement for executive officers discussed in the section entitled “Resignation of Brian J. Sprague” in the Form 10-K/A.
(7)	Mr. LaChance was not a named executive officer for the years ended December 31, 2012 or December 31, 2013.

Grants of Plan-Based Awards

As indicated in footnote (3) to the Grants of Plan-Based Awards table contained in the Form 10-K/A, certain information relating to awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period (other than with respect to Mr. Brian Sprague) was omitted from the Grants of Plan-Based Awards table because the amount of such awards had not been determined at the time of the filing of the Form 10-K/A. Pursuant to Item 5.02(f) of Form 8-K, the grant date fair value of stock and option awards in respect of the awards under our Executive Incentive Bonus Plan for the 2014 corporate performance period are included in the updated Grants of Plan-Based Awards table set forth below:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Kishore Seendripu, Ph.D.	3/26/2014	(2)	—	—	—	—	$400,000	$600,000	N/A	(3)	—		N/A	(3)	$288,076	(3)
	6/02/2014		—	—	—	—	—	—	89,382	(4)	—		—		824,996
	6/02/2014		—	—	—	—	—	—	—		105,347	(5)	9.23		424,806

Adam C. Spice	3/26/2014	(2)	—	—	—	—	159,500	239,250	N/A	(3)	—		N/A	(3)	$123,649	(3)
	6/02/2014		—	—	—	—	—	—	33,979	(4)	—		—		313,626
	6/02/2014		—	—	—	—	—	—	—		40,083	(5)	9.23		161,494

Curtis Ling, Ph.D.	3/26/2014	(2)	—	—	—	—	114,750	172,125	N/A	(3)	—		N/A	(3)	$83,166	(3)
	6/02/2014		—	—	—	—	—	—	28,316	(4)	—		—		261,357
	6/02/2014		—	—	—	—	—	—	—		33,402	(5)	9.23		134,577

Madhukar Reddy, Ph.D.	3/26/2014	(2)	—	—	—	—	114,750	172,125	N/A	(3)	—		N/A	(3)	$84,301	(3)
	6/02/2014		—	—	—	—	—	—	28,316	(4)	—		—		261,357
	6/02/2014		—	—	—	—	—	—	—		33,402	(5)	9.23		134,577

Brian J. Sprague	3/26/2014	(6)	—	132,500	198,750	—	—	—	N/A	(3)	—		N/A	(3)	—	(3)
	6/02/2014		—	—	—	—	—	—	28,316	(4)	—		—		261,357
	6/02/2014		—	—	—	—	—	—	—		33,402	(5)	9.23		134,577

Michael J. LaChance	3/26/2014	(2)	—	—	—	—	110,250	165,375	N/A	(3)	—		N/A	(3)	$71,968	(3)
	6/02/2014		—	—	—	—	—	—	21,237	(4)	—		—		196,018
	6/02/2014		—	—	—	—	—	—	—		25,051	(5)	9.23		100,930

(1)	The shares of common stock underlying these stock option grants and RSU awards were valued as of their respective grant dates in accordance with ASC 718. Our assumptions with respect to the calculation of stock-based compensation expense are set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K.
(2)	Corresponds to the date on which our board set the target bonus amounts payable to each of our named executive officers pursuant to our Executive Incentive Bonus Plan for the 2014 corporate performance period.
(3)

We did not implement a cash-based plan for the fiscal 2014 performance period under our Executive Incentive Bonus Plan (other than with respect to Mr. Sprague). Rather, awards for the 2014 corporate performance period are to be settled in shares of our Class A common stock to be issued in May 2015. A complete description of the terms of our Executive Incentive Bonus Plan is contained in Item 8.01 below of this Form 8-K under the caption “Annual Incentive Program for 2014 Corporate Performance Period.” The grant date fair value calculated under ASC 718 for awards under our Executive Incentive Bonus Plan are included in the “Stock Awards Column” of the Summary Compensation Table and in the final column of this table. Because the number of shares subject to the awards is not calculable until the issuance date based on the closing sales price of our Class A common stock on that date, we have indicated “N/A” in the columns requiring us to specify the number of shares and base price
(4)	These stock awards represent RSUs issued under our 2010 Equity Incentive Plan (the “2010 EIP”). Each RSU entitles the executive to receive one share of our common stock at the time of vesting without the payment of an exercise price or other consideration. Generally, the shares subject to a RSU vest quarterly over four years, subject to acceleration of vesting in certain situations such as in connection with a change of control.
(5)	Amounts shown represent stock options issued under our 2010 EIP that will, in general, vest and become exercisable quarterly over four years, subject to acceleration of vesting in certain situations such as in connection with a change of control.
(6)	Represents a cash bonus award granted under our Executive Incentive Bonus Plan for the 2014 corporate performance period. These columns show the award that was possible at the target and maximum levels of performance. The column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table shows the actual amount of the award earned in fiscal year 2014 by Mr. Sprague.

Item 8.01. Other Events

The following disclosure updates the similarly captioned section appearing in the Compensation Discussion and Analysis beginning on page 6 of Amendment No.1 to our Annual Report on Form 10-K which we filed with the Securities and Exchange Commission on March 12, 2015.

Annual Incentive Program for 2014 Corporate Performance Period

Our compensation committee periodically reviews our philosophy and practices concerning annual incentive compensation. The committee believes that our continuing focus on revenue generation and achieving specific financial and operating performance metrics supports implementation of an annual incentive program with payouts earned through achievement of identified corporate and individual objectives. Accordingly, our Executive Incentive Bonus Plan establishes, on an annual basis for each executive officer, award targets, corporate objectives, and potential adjustments for various levels of under-performance or over-performance. For fiscal years 2010 and 2011, the first fiscal years following our initial public offering, we adopted an incentive program that provided for the opportunity to earn cash bonuses based on achievement of target objectives. For fiscal 2012, 2013, and 2014, our compensation committee maintained the general structure of the plan but substituted cash awards with fully vested awards of shares of our Class A common stock issued under our 2010 Equity Incentive Plan. The principal purpose of the equity-based bonus plan was to offer a meaningful incentive for achieving both short and long-term financial objectives while preserving cash resources.

On March 26, 2014, our compensation committee approved the structure of our Executive Incentive Bonus Plan for the 2014 corporate performance period. Under the plan, executive officers were eligible to earn bonuses, payable in shares of our Class A common stock based on a target percentage of their base salary, subject to achievement of corporate performance goals, which carried a 90% weighting, and the committee’s discretionary views of the executive’s individual performance, which carried a 10% weighting. Our compensation committee increased the relative weighting for corporate performance to 90% in 2014 from 80% in 2013 to increase the focus on corporate performance as an element of incentive compensation. The number of shares issuable in connection with stock-based bonus awards will be calculated based on the cash amount determined to be payable under the bonus plan and the closing price of shares of our Class A common stock on the issuance date, currently expected to occur in May 2015.

Our compensation committee established the 2014 corporate performance targets as relating to total revenue of $145.0 million, which carried a 40% weighting relative to the executive’s total bonus opportunity, and to gross margin percentage within a 60% to 63% range, which carried a 25% weighting relative to the executive’s bonus opportunity, and to operating expense management, which carried a 25% weighting relative to the total bonus opportunity. In making a determination whether financial targets were achieved, our compensation committee had the authority to make appropriate adjustments to the targets for the expected effects of any acquisitions or other approved business plan changes made during the fiscal year 2014; to adjust revenue as it determined appropriate to exclude certain non-recurring items under generally accepted accounting principles such as gains or losses on sales of assets; and to adjust our reported operating loss to exclude certain charges from our operating expenses, including stock compensation expense, bonus plan accruals, restructuring and impairment charges, any acquisition related charges, and expenses associated with litigation and an export compliance review. For purposes of determining the portion of awards based on individual performance, the standard was subjective based on the committee’s discretion and views, with input from Dr. Seendripu relating to the performance of executive officers reporting to him.

On March 25, 2015, our compensation committee determined that, with respect to the corporate performance targets, (1) no bonus awards based on revenue were earned; (2) bonus awards based on gross margin percentage were earned at 106% of target; and (3) bonus awards based on operating expense management were earned at 147% of target. The committee also awarded bonuses based on individual performance at between 100% and 150% of target, of which Dr. Seendripu’s bonus was determined to be earned at 100% of target, Mr. Spice’s bonus was determined to be earned at 150% of target, Dr. Ling’s bonus was determined to be earned at 100% of target, Dr. Reddy’s bonus was determined to be earned at 110% of target, and Mr. LaChance’s bonus was determined to be earned at 110% of target. The relatively higher award levels for Mr. Spice, Dr. Reddy, and Mr. LaChance reflected, with respect to Mr. Spice, his individual contribution to our corporate and strategic development initiatives; with respect to Dr. Reddy, his contributions to our product development and engineering activities; and with respect to Mr. LaChance, his contributions to operational management objectives. The actual bonus amounts for each of the executive officers under the Executive Incentive Bonus Plan for the 2014 performance period is set forth above in Item 5.02 of this Form 8-K and as set forth below as well (and the amount of such bonus awards is separated for each named executive officer based on corporate performance targets and individual performance):

	Total Bonus Targets		2014 Bonuses
Executive Officer	% Base Salary	$ Target	Corporate Targets	Individual Performance
Kishore Seendripu, Ph.D.	100%	$400,000	$248,749	$39,328
Adam C. Spice	55%	159,500	99,946	23,703
Brian J. Sprague	50%	132,500	81,845	14,203
Curtis Ling, Ph.D.	45%	114,750	71,812	11,354
Madhukar Reddy, Ph.D.	45%	114,750	71,812	12,489
Michael J. LaChance.	45%	110,250	61,306	10,662

Bonus awards are expected to be settled in shares of our Class A common stock in May 2015, with the amount calculated by dividing the cash equivalent bonus award by the closing price of our Class A common stock in trading on the New York Stock Exchange on the settlement date. The number of shares otherwise issuable in connection with the bonus award will be reduced by an amount equal to applicable withholding taxes, which we will remit in cash to applicable governmental authorities.

Annual Incentive Program for 2015 Performance Period

As of the date of filing this Form 8-K, our compensation committee has not approved the structure of, or bonus targets for, our Executive Incentive Bonus Plan for the 2015 corporate performance period. However, we expect that the Executive Incentive Bonus Plan for the 2015 corporate performance period will be structured to take into account two performance periods within the 2015 corporate performance period – (1) a first-half performance period for the period from January 1, 2015 through June 30, 2015, shortly after the expected closing date of the transactions contemplated by the Agreement and Plan of Merger and Reorganization dated as of February 3, 2015 by and among MaxLinear, Entropic Communications, Inc. and MaxLinear’s merger subsidiaries party thereto, for which bonus awards for such performance period are expected to be based on corporate performance targets based solely on the performance of MaxLinear (and not on a combined basis with Entropic) and individual performance; and (2) a second-half performance period for the period from July 1, 2015 through December 31, 2015, for which bonus awards for such performance period are expected to be based on corporate performance targets based on the combined financial performance of MaxLinear and Entropic and individual performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2015	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer